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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 12, 2001


                            CENTURY ALUMINUM COMPANY
             (Exact name of registrant as specified in its charter)


               DELAWARE                                 0-27918                              13-3070826
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            Incorporation)

           2511 GARDEN ROAD
         BUILDING A, SUITE 200
         MONTEREY, CALIFORNIA                                                                   93940
(Address of principal executive offices)                                                     (Zip Code)

                                 (831) 642-9300
              (Registrant's telephone number, including area code)
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ITEM 5.           OTHER EVENTS.

                  On March 12, 2001, Century Aluminum Company, a Delaware corporation ("Century"), pursuant to the Rule 135c safe harbor for reporting issuers, issued a press release announcing a proposed unregistered $315 million offer of senior secured first mortgage notes pursuant to a private placement under Rule 144A of the Securities Act of 1933. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

        (a)      Financial Statements:  None

        (b)      Pro Forma Financial Information:   None

        (c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit Number    Description
--------------    -----------
         99.1     Press Release, dated March 12, 2001.

         99.2 Certain information that will be disclosed to prospective purchasers in a proposed private placement of debt securities.

ITEM 9.  REGULATION FD DISCLOSURE.

                  Century is planning to offer up to $315 million of senior secured first mortgage notes due 2008 to certain institutional investors in an offering which is exempt from the registration requirements of the Securities Act of 1933, as amended. The proceeds from the sale of the notes will be used in connection with Century's 80% share in the acquisition of a 237,000 metric ton per year aluminum reduction facility in Hawesville, KY from Southwire Company. The notes will be sold in a private placement under Rule 144A of the Securities Act of 1933. The offering of the notes is presently expected to be completed in March 2001. However, no assurance can be made that the offering of the notes will be completed.

                  In connection with the offering of the notes, Century anticipates disclosing certain information to prospective purchasers of the notes. Century has elected to furnish certain of this information in this current report on Form 8-K as Exhibit 99.2. The information in this Item 9 and
Exhibit 99.2 hereto was furnished for informational purposes only and should not be deemed to be filed under the Securities Exchange Act of 1934 or incorporated by reference into any other filings Century has made or may make pursuant to the Securities Act of 1933 or into any other documents unless such portion of this current report on Form 8-K is expressly and specifically identified in such filing as being incorporated by reference therein.

                  The notes have not been registered under the Securities Act of 1933 or any state securities laws and may not be offered or sold in the United States absent registration or an

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applicable exemption from the registration requirements of the Securities Act of
1933 and applicable state securities laws. This current report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes.

                  This current report on Form 8-K together with the information attached as an exhibit contains certain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on Century's current expectations and projections about future events. Many of these statements may be identified by the use of forward-looking words such as "believe," "expect," "anticipate," "should," "will," "planned," "estimated" and "potential," among others. These forward-looking statements are subject to risks, uncertainties and assumptions including, among other things, those discussed under the caption "Risk Factors" and elsewhere in this current report on Form 8-K and include, without limitation, risks related to: general economic and business conditions; changes in demand for Century's products or the products of its customers; utilization of Century's production facilities and equipment; the cost and availability of raw materials, power and skilled labor; the impact of competition from domestic and foreign primary aluminum producers; the Company's relationships with its principal shareholder and with certain customers; the cyclical nature of the aluminum industry and Century's customers' end-use markets; losses from environmental liabilities; and Century's ability to successfully implement its business strategy.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        CENTURY ALUMINUM COMPANY

     Date:       March 12, 2001         By:  /s/ Gerald J. Kitchen
                 --------------              ----------------------------------
                                             Name: Gerald J. Kitchen
                                             Title:  Executive Vice President,
                                                     General Counsel and
                                                     Secretary


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                                  EXHIBIT INDEX



Exhibit Number    Description
--------------    -----------

         99.1     Press Release, dated March 12, 2001.

         99.2 Certain information that will be disclosed to prospective purchasers in a proposed private placement of debt securities.


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